                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                       Airtech International Group, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                       AIRTECH INTERNATIONAL GROUP,  INC.
                               15400 KNOLL TRAIL
                                   SUITE 200
                              DALLAS, TEXAS  75248


                                     ------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 11, 2001

                                     ------

To the Stockholders of
AIRTECH INTERNATIONAL GROUP,  INC.:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Airtech International Group, Inc., a Maryland corporation (the "Corporation"), will be held at the Homewood Suites, 4451 Belt Line Road, Addison, Texas 75001 on Friday, May 11, 2001 at 9:00 A.M., Dallas time, for the following purposes:

               1. To amend the Restated Articles of Incorporation of the Corporation to increase the number of authorized shares of the Corporation's Common Stock, $0.05 par value, from 50,000,000 authorized shares to 100,000,000 authorized shares; and

               2. To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

THE BOARD OF DIRECTORS HAS FIXED THE CLOSE OF BUSINESS ON APRIL 16, 2001 AS THE RECORD DATE FOR THE DETERMINATION OF STOCKHOLDERS ENTITLED TO NOTICE OF, AND TO VOTE AT, THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING, BUT WISH YOUR SHARES TO BE VOTED, PLEASE COMPLETE, DATE, AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT IN THE POSTAGE-PAID, ENCLOSED ENVELOPE, IN ORDER THAT YOUR SHARES OF COMMON STOCK MAY BE REPRESENTED AT THE SPECIAL MEETING.


                                             By Order of the Board of Directors

                                             James R. Halter,
                                             Chief Financial Officer

                       AIRTECH INTERNATIONAL GROUP,  INC.
                               15400 KNOLL TRAIL
                                   SUITE 200
                              DALLAS, TEXAS 75248

                 --------------------------------------------

                         PRELIMINARY PROXY  STATEMENT

          A DEFINITIVE COPY OF THIS PROXY STATEMENT WILL BE MAILED TO
        STOCKHOLDERS OF RECORD PURSUANT TO RULE 14A-6 OF REGULATION 14A
                          ON OR ABOUT APRIL 23, 2001

     This Proxy Statement and accompanying Proxy Card are being furnished by the Board of Directors of Airtech International Group, Inc., a Wyoming corporation (the "Corporation"), in connection with the solicitation of proxies for use at a Special Meeting of Stockholders to be held at the Homewood Suites, 4451 Belt Line Road, Addison, Texas 75001, on Friday, May 11, 2001 at 9:00 A.M., Dallas time, and at any adjournments thereof (the "Special Meeting"). This Proxy Statement, with the accompanying Proxy Card, is first being mailed to holders of the Corporation's Common Stock, $0.05 par value (the "Common Stock"), on or about April 23, 2001.

     The purpose and business of the meeting is:

        1. To amend the Restated Articles of Incorporation of the Corporation (the "Articles of Incorporation") to increase the number of authorized shares of the Corporation's Common Stock, $0.05 par value, from 50,000,000 authorized shares to 100,000,000 authorized shares (the "Amendment Proposal"); and

        2. To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

     Only stockholders of record of the Common Stock at the close of business on April 16, 2001, will be entitled to vote at the Special Meeting. As of the close of business on such date, there were outstanding and entitled to vote 30,991,573 shares of Common Stock. Each share of Common Stock is entitled to one vote. The presence, in person or by proxy, of the holders of a majority of the votes represented by the outstanding shares of Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum for the conduct of business at the Special Meeting. Shares held by persons who abstain from voting on a proposal will be counted in determining whether a quorum is present, but will not be counted as voting either for or against such proposal. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. Assuming the presence of a quorum, Proposal 1 will be approved if the votes cast by stockholders in favor of the Amendment Proposal exceed the number of votes cast by stockholders opposing the Amendment Proposal.

     If a quorum is not obtained, or fewer shares are voted in favor of the Amendment Proposal than the number required for the approval of the Amendment Proposal, it is expected that the Special Meeting will be postponed or adjourned for the purpose of allowing additional time for obtaining additional proxies or votes, and at any subsequent reconvening of the Special Meeting, all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the Special Meeting (except for any proxies which have theretofore effectively been revoked or withdrawn). An automated system administered by the Corporation's transfer agent will tabulate the votes.

       Where a specific designation is given in the Proxy with respect to a vote on the Amendment Proposal, the Proxy will be voted in accordance with such designation. If no such designation is made, the Proxy will be voted FOR the
                                                                      ---
Amendment Proposal. Any stockholder giving a Proxy may revoke it at any time before it is voted at the Special Meeting by delivering to the Secretary of the Corporation a written notice of revocation or duly executed Proxy bearing a later date or by appearing at the Special Meeting and revoking his or her Proxy and voting in person. Attendance at the Special Meeting will not of itself revoke a Proxy.


                             AMENDMENT PROPOSAL TO
            INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Summary of Amendment

     The Corporation is requesting authority to amend the Articles of Incorporation of the Corporation to increase the number of authorized shares of the Corporation's Common Stock, $0.05 par value, from 50,000,000 shares to 100,000,000 shares. The newly authorized shares of Common Stock will be identical in all respects to the shares of the Corporation's Common Stock which are currently authorized and outstanding. The form of the proposed Articles of Amendment is attached as Exhibit "A" to this Proxy Statement. The Board of Directors has unanimously approved the increase in the authorized shares of the Corporation's Common Stock as set forth in the Articles of Amendment. The Articles of Amendment will be formally implemented, assuming approval by the stockholders, by its filing with the Secretary of State of Wyoming.

Description of Common Stock

     The shares of the Corporation's Common Stock are not redeemable, do not have any conversion rights and are not subject to call. Holders of shares of Common Stock have no preemptive, redemption, conversion or other subscription rights and are entitled to one vote per share on any matter submitted to a vote of the Corporation's stockholders. Cumulative voting is prohibited in the election of the Corporation's directors.

     The holders of the shares of the Corporation's Common Stock are entitled to receive dividends, if any, as and when declared from time to time by the Board of Directors, out of legally available funds, but subject to the prior payment, if any, of dividends to the holders of any outstanding shares of preferred stock. Subject to the rights of the holders of preferred stock, if any, upon liquidation, dissolution or winding up of the Corporation's affairs, the holders of shares of Common Stock will be entitled to participate equally and ratably, in proportion to the number of shares held, in the Corporation's net assets available for distribution to holders of all shares of the Corporation's Common Stock. All of the shares of the Corporation's Common Stock currently outstanding are validly issued, fully paid and nonassessable.

Transactions in which Common Stock May be Issued

     On March 30, 2001, the Corporation entered into a securities purchase agreement to raise up to $1,000,000 through the sale of the Corporation's 12% Secured Convertible Debentures (the "12% Debentures"). The 12% Debentures are convertible at the option of the holder into shares of the Corporation's Common Stock. The conversion price and number of shares of Common Stock issued on conversion are determined from a formula which relates to the average trading price of the Corporation's Common Stock on the over the counter bulletin board during the 20 trading days prior to the date of conversion (the "Conversion Price").

     Upon execution of the securities purchase agreement, the investors under the agreement purchased $800,000 in principal amount of the 12% Debentures with attached warrants (the "Warrants") to purchase 500,000 shares of the Corporation's Common Stock. The purchase of the remaining $200,000 in principal amount of the 12% Debentures is subject to the registration by the Corporation pursuant to a registration rights agreement of the shares of Common Stock issued to the holders of the 12% Debentures upon conversion.

     Depending upon the Conversion Price, the Corporation may not have a sufficient number of authorized shares of Common Stock to issue to the holders of the 12% Debentures upon conversion. Therefore, the Corporation is requesting that the stockholders approve the proposed increase in the number of authorized shares of Common Stock to ensure an adequate number of authorized shares, if necessary, upon conversion of the 12% Debentures. Any newly authorized shares of Common Stock which are not issued upon conversion of the 12% Debentures will be designated by the Corporation as authorized but unissued shares. The Corporation will not solicit any further authorization from the stockholders of the Corporation prior to the issuance of the newly authorized shares of Common Stock, unless such authorization is required by applicable laws or rules of any stock exchange on which the Corporation's securities may then be listed.

         THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS THAT YOU
                       VOTE FOR THE AMENDMENT PROPOSAL.
                            ---

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of February 28, 2001, certain information concerning the beneficial ownership of each class of our voting stock held by:

     . each beneficial owner of 5% or more of the Corporation's voting stock, based on reports filed with the SEC and certain other information;

     .  each of the Corporation's directors;

     .  each of the Corporation's executive officers; and

     .  all of the Corporation's executive officers and directors as a group.

                                            Amount and Nature of
                                                  Beneficial                  Percent of Common Stock
Name and Address(1)                      Ownership of Common Stock(2)               Ownership(3)
---------------                          -------------------------                  ---------
C J Comu                                         2,220,146(4)                           7.02%
John Potter                                      2,065,630(5)                           6.53%
Robert Galvan                                      100,000                                *
James R. Halter                                    586,475(6)                           1.88%
R. John Harris                                     551,282(7)                           1.76%
Officers and Directors as a Group (4 persons)    3,457,903(8)                          10.55%

* Less than 1%

(1) The address of each director, officer and principal stockholder is c/o Airtech International Group, Inc., 15400 Knoll Trail, Suite 200, Dallas, TX 75248.

(2) Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. A person is deemed to be the beneficial owner of securities which may be acquired by such person within 60 days from the date on which beneficial ownership is to be determined upon the exercise of options, warrants or convertible securities.

(3) Each beneficial owner's percentage ownership is determined by assuming that stock options and warrants that are held by that person (but not those held by any other person) and which are exercisable within 60 days from the date on which beneficial ownership is to be determined have been exercised.

(4) Represents 1,570,146 shares of common stock owned directly. Also represents 150,000 shares owned pursuant to warrants to purchase shares of common stock at $0.50 per share, 250,000 shares owned pursuant to options to purchase shares of common stock at $0.25 per share and 250,000 shares owned pursuant to options to purchase shares of common stock at $0.10 per share, all of which are exercisable within 60 days. Does not include 211,340 shares of common stock owned by Mr. Comu's relatives, Sevim Comu and Cem Comu, of which Mr. Comu disclaims beneficial ownership.

(5) Represents 1,415,630 shares of common stock owned directly. Also represents 150,000 shares owned pursuant to warrants to purchase shares of common stock at $0.50 per share, 250,000 shares owned pursuant to options to purchase shares of common stock at $0.25 per share and 250,000 shares owned pursuant to options to purchase shares of common stock at $0.10 per share, all of which are exercisable within 60 days. Does not include 432,492 shares of common stock owned by Mr. Potter's relatives, Susan Potter and John Garth Potter, of which Mr. Potter disclaims beneficial ownership.

(6) Represents 336,475 shares of common stock owned directly. Also represents 250,000 shares owned pursuant to options to purchase shares of common stock at $0.10 per share, all of which are exercisable within 60 days.

(7) Represents 301,282 shares of common stock owned directly. Also represents 250,000 shares owned pursuant to options to purchase shares of common stock at $0.10 per share, all of which are exercisable within 60 days.

(8) See notes 4, 6 and 7. The officers and directors include C J Comu, Robert Galvan, James R. Halter and R. John Harris.

                            SOLICITATION OF PROXIES

     The Board of Directors knows of no other matters which are likely to come before the Special Meeting. If any other matters should properly come before the Special Meeting, it is the intention of the persons named in the accompanying form of Proxy to vote on such matters in accordance with their best judgment.

     The solicitation of proxies is made on behalf of the Board of Directors of the Corporation, and the cost thereof will be borne by the Corporation. The Corporation will also reimburse brokerage firms and nominees for their expenses in forwarding proxy material to beneficial owners of the Common Stock of the Corporation. In addition, officers and employees of the Corporation (none of whom will receive any compensation therefore in addition to their regular compensation) may solicit proxies. The solicitation will be made by mail and, in addition, may be made by facsimile transmission, telexes, personal interviews, or telephone.

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

      This Proxy Statement incorporates by reference documents not included herein. The Corporation will provide, without charge, copies of all documents incorporated herein by reference (excluding exhibits unless specifically incorporated herein by reference), upon written request, directed to: Airtech International Group, Inc., 15400 Knoll Trail, Suite 200, Dallas, Texas 75248,
Attention: James R. Halter, Chief Financial Officer. In order to ensure timely delivery of documents, any requests should be made no later than May 7, 2001.

     The following documents previously filed by the Corporation with the Securities and Exchange Commission are incorporated herein by reference:

     (a) The Corporation's Annual Report on Form 10-KSB for the fiscal year ended May 31, 2000; and

     (b) The Corporation's Quarterly Report on Form 10-QSB for the fiscal quarter ended August 31, 2000.

     All documents and reports filed by the Corporation pursuant to the Securities and Exchange Act of 1934 subsequent to the date of this Proxy Statement and prior to the Special Meeting shall be deemed to be incorporated herein by reference and to be a part of this Proxy Statement from the date of such filing and any statement contained herein or in a document incorporated or deemed to be incorporated in this Proxy Statement by reference shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in this Proxy Statement or in any other subsequently filed document which also is, or is deemed to be, incorporated in this Proxy Statement by reference, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed to constitute a part of this Proxy Statement, except as so modified or superseded.

                 FINANCIAL REPORTS AND INDEPENDENT ACCOUNTANTS

     The Corporation's Quarterly Report on Form 10-Q for the fiscal quarter ended November 30, 2000 (the "Quarterly Report") is being delivered to each stockholder together with this Proxy Statement. Representatives of Turner, Stone & Company, the independent accounting firm that audited the consolidated financial statements of the Corporation for the fiscal year ended May 31, 2000, are expected to be available at the Special Meeting with the opportunity to make a statement if they desire to do so and to answer questions.

          PLEASE SIGN, DATE AND MAIL PROMPTLY THE ENCLOSED PROXY CARD


                              By Order of the Board of Directors



                              James R. Halter
                              Chief Financial Officer


DATED: April 23, 2001
Dallas, Texas

                                  EXHIBIT "A"

Secretary of State
State of Wyoming
The Capital
Cheyenne, Wyoming  82002-0020

                             ARTICLES OF AMENDMENT
                               (By Shareholders)

     1. The name of the corporation is Airtech International Group, Inc (the "Corporation").

     2. Article Four of the Restated Articles of Incorporation of the Corporation, as amended, is deleted in its entirety and the following is added in lieu thereof:

          "ARTICLE FOUR: The authorized shares shall be: 100,000,000 shares of Common Stock, $0.05 par value, and 20,000,000 shares of Preferred Stock, $0.01 par value. As to the shares of authorized Preferred Stock, the Board of Directors of the Corporation shall have the authority to determine in whole or in part the preferences, limitations and relative rights within the limits set forth in W. S. 17-16-601 of the Wyoming Business Corporation Act. The Board of Directors of the Company will have the authority to, but not limited to, issue the Preferred Stock in one or more series and to establish the number of shares to be included in each series, to fix or alter the voting powers and designation, conversion prices, redemption prices, maturity dates or other special rights and qualifications, limitations or restrictions of such shares of Preferred Stock."

     4. The Amendment to Article Four was adopted on May 11, 2001 by a vote of the Shareholders.

     5. The designation, number of outstanding shares, and number of votes entitled to be cast by each voting group entitled to vote separately on the Amendment were: __________ and the number of votes of each voting group indisputably represented at the meeting were __________.

     6. The number of votes cast for the Amendment to Article Four by each voting group entitled to vote on the Amendment were sufficient for approval by that voting group.



                                ----------
                                C. J. Comu, Chairman of the Board of Directors

                                Dated: May __, 2001

                       AIRTECH INTERNATIONAL GROUP, INC.
                                  PROXY CARD
         This Proxy is solicited on behalf of the Board of Directors.


The undersigned hereby appoints James R. Halter and R. John Harris, and each of them, with the power of substitution, to represent and to vote on behalf of the undersigned all of the shares of stock of Airtech International Group, Inc.., which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at the Homewood Suites, 4451 Belt Line Road, Addison, Texas 75001 on May 11, 2001 at 9:00 a.m., local time, and at any adjournment or adjournments thereof, hereby revoking all proxies heretofore given with respect to such shares, upon the following proposals more fully described in the Notice of Meeting and Proxy Statement for the meeting receipt whereof is hereby acknowledged.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE RESTATED
ARTICLES   OF INCORPORATION OF THE CORPORATION.


1. PROPOSAL TO APPROVE THE AMENDMENT OF THE RESTATED ARTICLES OF INCORPORATION OF THE CORPORATION TO INCREASE THE AUTHORIZED NUMBER OF COMMON SHARES FROM 50,000,000 SHARES TO 100,000,000 SHARES.

                               O  FOR             O  AGAINST        O  ABSTAIN


2. IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.


This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder. If no direction is made this Proxy will be voted FOR the proposal to amend the Restated Articles of Incorporation of the Corporation. Please mark, sign, date and return the Proxy promptly, using the enclosed envelope.


IMPORTANT - PLEASE SIGN AND RETURN THIS PROXY PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature: ________________________________________   Dated:________________


Signature: ________________________________________   Dated: ________________
          ( If Held Jointly)


Please sign exactly as the name(s) appears on the stock certificate(s). Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign.